LOAN AGREEMENT

THIS LOAN AGREEMENT (THIS "AGREEMENT"), DATED AS OF MAY 1, 2006 IS ENTERED INTO BY AND BETWEEN DTLL, INC., A MINNESOTA CORPORATION (THE "COMPANY"), AND ASPATUCK FUNDING, LLC A NEW YORK LIMITED LIABILITY COMPANY (THE"LENDER").

                                    RECITALS

         WHEREAS, the Company desires to borrow $260,000 pursuant to a Note (the "Note");

         WHEREAS, Lender is in the process of becoming a stockholder and desires to loan the Company $260,000 pursuant to the Note and on the terms and conditions set forth herein;

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:



1.       LOAN.

          (a) Pursuant to the terms and conditions the Lender agrees to loan the Company $260,000 for a period of 120 days the repayment of which shall be secured by all the assets of the Company and the Pledged Shares, as hereinafter defined. The Note will bear interest at 12% per annum, be convertible into shares of common stock of the Company ("Note Shares") and shall be senior to all future indebtedness. A form of the Note is annexed hereto as Exhibit A.

          (b) As used in this Agreement, the following terms shall have the meanings indicated below:



               (i) "Affiliate Acquisition" shall refer to the acquisition of a subsidiary of the Lender by the Company pursuant which Lender has acquired 1,100,000 shares of common stock of the Company.



               (ii) "Affiliated Persons Guaranty" shall refer to the personal limited circumstances guaranty agreement by John Paulsen, and Dhru Desai, (the "Guarantors") for the benefit of the Lender.


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               (iii) "Casino Transactions" refers to (a) the acquisition by the
Company of (i) a majority interest in Grand Sierra Resort Corporation ("GSRC") and (ii) by GSRC of the Reno Hilton from Harrah's Entertainment and (iii) any financing in connection with the aforesaid acquisitions.

               (iv) "Knowledge " shall mean with respect to a party's awareness of the presence or absence of a fact, event or condition (a) actual knowledge plus, if different, (b) the knowledge that would be obtained if such party conducted itself faithfully and exercised a sound discretion in the management of his own affairs.

                (v) "Liabilities" shall mean any indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute, contingent or otherwise, whether or not of a kind required by generally accepted accounting principles to be set forth on a financial statement including the notes thereto.

                (vi) "Material Adverse Effect" or "Material Adverse Change" with respect to a party means an adverse change which would in the aggregate have material adverse effect on the assets, liabilities (whether absolute, accrued, contingent or otherwise), condition (financial or otherwise), results of operations, business or prospects .

                (vii) "Registration Rights Agreement" shall mean the agreement the Company and the Lender pursuant to which the Company will register shares of the common stock of the Company owned by Lender.


                (viii) "Related Agreements" refers to the A. Affiliated Persons Guaranty, the Security Agreement, C the Registration Rights Agreement, D any agreement entered into by Company relating to the Affiliate Acquisition and obligations of the Company thereafter and E. the Note.

                 (ix) "Security Agreement" shall mean the agreement between the Company and the Lender pursuant to which the Company will grant a security interest in its assets to secure the payment of principal and interest of the Note

                  (x) "Subsidiary" shall refer to any corporations or other entities in which a Person has a majority interest or which is otherwise controlled by such Person



2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Lender as follows:

         2.1 SEC REPORTS., The Company has filed all, reports and other documents required to be filed by it under the Securities Exchange Act 1934, as amended (the "Exchange Act") and collectively referred to as the "SEC Reports". Each SEC Report was, at the time of its filing, in substantial compliance with the requirements of its respective form and none of the SEC Reports, nor the financial statements (and the notes thereto) included in the SEC Reports, as of their respective filing dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. As used herein "Exchange Act Filings" shall mean the Company's annual report on Form 10K or 10 KSB for its last fiscal year and each subsequent SEC Report.


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         2.2 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a
corporation, duly organized, validly existing and in good standing under the laws of Minnesota. The Company has the corporate power and authority to own and operate its properties and assets, and to carry on its business as presently conducted.

         2.3 SUBSIDIARIES. The Company has no Subsidiaries.

                  2.3 CAPITALIZATION; THE COMPANY'S CAPITALIZATION IS SET FORTH in the Exchange Act Filings and except as otherwise disclosed therein (a)other than shares subject to the Note there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements, or arrangements or agreements of any kind for the purchase or acquisition from the Company of any of its securities and (b)all issued and outstanding shares of the Company's Common Stock (i) have been duly authorized and validly issued and are fully paid and nonassessable; and (ii) were issued in compliance with all applicable state and federal laws concerning the issuance of securities.

         2.4 AUTHORIZATION; BINDING OBLIGATIONS. All corporate action on the part of the necessary for the authorization of this Agreement and the Related Agreements, the performance of all obligations of the Company hereunder and under the other Related Agreements at the Closing and, the authorization, sale, issuance and delivery of the Note and share issued thereunder upon conversion has been taken or will be taken prior to the Closing. This Agreement and the Related Agreements, when executed and delivered and to the extent it is a party thereto, will be valid and binding obligations of the Company, enforceable against each such person in accordance with their terms, except: (a)as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; and
(b)general principles of equity that restrict the availability of equitable or legal remedies.

         2.5 AGREEMENTS; ACTION. Except as disclosed in any Exchange Act Filings, there are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company or any of its Subsidiaries is a party or by which it is bound.

         2.6 CHANGES. Since December 31, 2005, except as disclosed in any Exchange Act Filing there has not been any material change.

         2.7 COMPLIANCE WITH OTHER INSTRUMENTS. The Company is not in violation or default nor will the execution, delivery and performance of and compliance with this Agreement and the Related Agreements cause a default or violation of
(x) any term of its Certificate of Incorporation or Bylaws, or (y) of any provision of any indebtedness, mortgage, indenture, contract, agreement or instrument to which it is party or by which it is bound or of any judgment, decree, order or writ, which violation or default, in the case of this clause
(z), has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.


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         2.8 LITIGATION. Except as disclosed in Exchange Act Filings, the
Company is not a party to any litigation or to its knowledge is any threatened.

         2.9 LISTING. The Company's Common Stock is traded on the National Association of Securities Dealers Over the Counter Bulletin Board ("NASD OTCBB") and satisfies all requirements for the continuation of such trading. The Company has not received any notice that its Common Stock will not be eligible to be traded on the NASD OTCBB or that its Common Stock does not meet all requirements for such trading.

         2.10 LIABILITIES. The Company has no material Liabilities other than,(i) Liabilities incurred since the December 31, 2005 10K as filed with the SEC. in the ordinary course of the business of the Company or to be insured in connection with this transaction and any related transaction, or (ii) Liabilities otherwise disclosed in this Agreement, IN NO EVENT SHALL THERE BE ANY LIABILITY ARISING OUT OF ANY PRIOR AGREEMENT OR BUSINESS.

         2.11 FINANCIAL STATEMENTS. The financial statements contained in the SEC Reports (i) have been prepared from the books and records of the Company in accordance with GAAP consistently applied with prior periods, and (ii) are complete and correct and fairly reflect, in each case in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods indicated thereon, and (iii) reflect all assets at the lower of their cost or net realizable value. The books and accounts of the Company have been maintained in all material respects in accordance with sound business practices, and to the Shareholders' Knowledge there have been no transactions involving the Company that properly should have been set forth therein in accordance with GAAP that have not been accurately so set forth. The aforesaid representations shall apply to any additional final statements delivered pursuant to the Note or at the request of lender.


         2.12 DOCUMENTATION The documents the Company delivered to Lender as set forth in the attached SCHEDULE OF DOCUMENTATION were genuine or true and correct in all respects.





         3. INVESTMENT REPRESENTATION OF THE LENDER. The Lender understands that the Securities are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Lender's representations contained in the Agreement, including, without limitation, that the Lender is an "accredited investor" within the meaning of Regulation D under the Securities Act of 1933, as amended (the "Securities Act").


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         4. COMPANY INDEMNIFICATION .The Company agrees to indemnify, hold harmless, reimburse and defend the Lender, each of the Lender's officers, directors, agents, affiliates, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Lender which results, arises out of or is based upon: (i) any misrepresentation by the Company or breach of any warranty by the Company in this Agreement, any Related Agreement or in any exhibits or schedules attached hereto or thereto; or
(ii) any breach or default in performance by Company of any covenant or undertaking to be performed by Company hereunder, under any other Related Agreement or any other agreement entered into by the Company.

         5. CLOSING.

         5.1 CLOSING. The consummation of the transactions (the "CLOSING") shall take place simultaneously with the execution of this Agreement.

         5.2 CLOSING DELIVERIES OF THE COMPANY. At the Closing the Company shall execute and/or deliver or cause the Affiliate to execute and deliver,(as the case may be) to Lender the following instruments, documents and considerations, all of which shall be satisfactory to Lender and its counsel.

                                    (i)      The Note

                        (ii) Affiliated Persons Guaranty

                       (iii) Registration Rights Agreement

                                    (iv) Security Agreement with appropriate UCC
                              statements. (v) A certified copy of resolutions duly adopted by the Board of Directors and of the Company authorizing this Agreement and the Related Agreements and transactions contemplated hereby and thereby, including the issuance of the Note Shares and the reservation of shares thereby.

                               (vi) CERTIFICATE OF COMPLIANCE. The President or
                            any Executive Vice President of the Company shall have executed and delivered to Lender a certificate, dated as of the Closing Date, certifying that the all conditions to Lenders obligation have been satisfied.

                                (vii) Each of the other instruments, documents
                            and considerations herein elsewhere provided to be delivered by The Company to Lender at the Closing, and such other instruments, documents, receipts, consents and/or waivers of third parties and regulatory authorities and considerations as Lender reasonably deems necessary to consummate the loan.

         5.3 CLOSING DELIVERIES OF LENDER. At the Closing Lender shall deliver a bank or cashiers check for $260,000 less expenses of $15,000.


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         6. POST CLOSING AND CONTINUING COVENANTS OF THE COMPANY.

         6.1 FURTHER ASSURANCES. The Company will, upon request of Lender from time to time after the Closing, execute and deliver to Lender all such further documents and instruments, and will do or use its reasonable efforts to cause to be done such other acts, as Lender may reasonably request more completely to consummate and make the transactions hereunder effective.

         6.2 Use of Funds. The Company agrees that it will use the net proceeds of the Loan for professional fees in connection with the Casino Transactions.



         6.3 Election of Directors/Company Board of Directors. The Company by May 8, 2006.shall adopt one or more resolutions pursuant to which (i) the number of directors shall be fixed at seven, an increase of four,(ii) nominees of Lender shall be elected to fill such vacancies effective upon the earlier of 121 days after the date of the Note or failure to pay upon accelerated due date provided one such person shall be elected as of the date of the Note by separate resolution. All such provisions shall be terminated if the Note is paid or converted prior to a default. All such nominees who are directors prior to default shall execute a resignation effective upon payment of the Note. Except for the aforesaid provisions the Company will maintain the number of directors at three until the Note is converted or paid.

         6.4 POST CLOSING DELIVERIES The Company by May 8, 2006 deliver any UCC Statement or other document not delivered at closing.



7. MISCELLANEOUS.

7.1 GOVERNING LAW. THIS AGREEMENT AND EACH RELATED AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. AN ACTION AGAINST OR IN CONNECTION WITH THE COMPANY, ANY OF ITS PROPERTIES IN CONNECTION WITH OR ARISING OUT OF THE LENDER'S RIGHTS AND REMEDIES UNDER THIS AGREEMENT AND/OR ANY RELATED AGREEMENT OR OTHERWISE (ANY SUCH ACTION, A "COURT ACTION"). COURT ACTIONS SHALL BE BROUGHT BY THE LENDER IN NEW YORK STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THAT STATE AND THE) IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH STATE AND FEDERAL COURTS AND IRREVOCABLY WAIVES ANY CLAIM OR DEFENSE OF INCONVENIENT FORUM OR LACK OF PERSONAL JURISDICTION IN SUCH FORUM OR RIGHT OF REMOVAL OR RIGHT TO JURY TRIAL UNDER ANY APPLICABLE LAW OR DECISION OR OTHERWISE.

7.2 AMENDMENT AND WAIVER. This Agreement may be amended or modified only upon the written consent of the Company and the Lender. The obligations of Company and the rights of the Lender under this Agreement may be waived only with the written consent of the Lender. The obligations of the Lender and the rights of the Company under this Agreement may be waived only with the written consent of the Company.


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         7.3 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement or the Related Agreements, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. All remedies, either under this Agreement or the Related Agreements, by law or otherwise afforded to any party, shall be cumulative and not alternative.

         7.4 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: upon personal delivery to the party to be notified; when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day; three
(3) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent as follows:

                           if to  the Company :

                           DTLL, Inc.
                           4000 Main Street, Suite 215
                           Bay Harbor, MI 49770
                           Attention: John Paulsen, CEO

                           with a copy to:

                           Arnstein & Lehr
                           120 South Riverside Plaza
                           12th Floor
                           Chicago, IL 60606
                           Attention: Jerold N. Siegan



                           if to the Lender, to:


                            Aspatuck Funding, LLC
                            767 Third Avenue, 18th Floor
                            New York, NY 10017
                            Attention: Jason M. Meyers

                           with a copy to:

                            Fredric J. Gruder, Attorney at Law
                            775 Park Avenue, Suite 255
                            Huntington, NY 11743


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or at such other address as the Company or the Lender may designate by written notice to the other parties hereto given in accordance herewith.



         7.5 ATTORNEYS' FEES. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including, without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.



         7.6 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         7.7 FACSIMILE SIGNATURES; COUNTERPARTS. This Agreement may be executed by facsimile signatures and in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         7.8 BROKER'S FEES. , Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 9.11 being untrue.

         7.9 AMENDMENT AND WAIVER. This Agreement may be amended or modified only upon the written consent of the Company and the Lender. The obligations of Company and the rights of the Lender under this Agreement may be waived only with the written consent of the Lender. The obligations of the Lender and the rights of the Company under this Agreement may be waived only with the written consent of the Company.

         7.10 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement or the Related Agreements, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. All remedies, either under this Agreement or the Related Agreements, by law or otherwise afforded to any party, shall be cumulative and not alternative.

         7.11 SUCCESSORS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, heirs, executors and administrators of the parties


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                  7.12 Entire Agreement. This Agreement, the Related Agreements,
the exhibits and schedules hereto and thereto and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein





                  7.13 Severability. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.



             [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK



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IN WITNESS WHEREOF, THE PARTIES HERETO HAVE EXECUTED THIS  LOAN AGREEMENT AS OF
THE DATE SET FORTH ABOVE

COMPANY:                                                   LENDER:

DTLL, Inc.,                                                ,


By:                                     By:
       ------------------------------           --------------------------------
       ------------------------------           --------------------------------
Name:                                   Name:
       ------------------------------           --------------------------------
       ------------------------------           --------------------------------
Title:                                  Title:
       ------------------------------           --------------------------------




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                                       A-1
                                    EXHIBIT A

                     FORM OF SENIOR SECURED CONVERTIBLE NOTE






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       SCHEDULE OF DOCUMENTATION



1     ALL DOCUMENTS relating to the Casino Transaction.
2 All documents relating to the discontinuation of its prior business, evidencing the settlement of all obligations and liabilities of the Company.
3 All closing documents in connection with the purchase of DTLL, Inc. from GelStat by Rotate Black.
4     Minute Book covering all corporate actions in the last 6 months.
5 All Bank statements of the company for the last 6 months. (with certification by CFO that all have been delivered).
6     General Ledger for the last 6 months.(Certified by CFO and CEO as to accuracy).
7 List of accounts payable for the next 4 months. (certified by CFO and CEO as to accuracy).
8     Copy of the proposed filing of the company's Q1 report.
9     All loan and pledge agreements by and between Rotate Black and Its lender.
10    Resolution authorizing the number of board seats to 7.
11    Resolution authorizing the appointment of 1 board member at closing.
12 Resolution authorizing the appointment of 3 additional board members to be designated by the Lender in the Event of Default under the note.



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